Exhibit 99.1

AMENDMENT NO. 1

TO LOAN AGREEMENT

AMENDMENT NO. 1, dated as of March 5, 2008 (this “Amendment”) among THE CHEESECAKE FACTORY INCORPORATED, a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, various lenders (the “Lenders”), and the Administrative Agent are parties to a Loan Agreement dated as of April 3, 2007 (the “Loan Agreement”).

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Loan Agreement, and each of the Lenders signatory hereto, which Lenders collectively constitute the Required Lenders referred to in the Loan Agreement, have agreed, subject to the terms and conditions set forth herein, to amend the Loan Agreement as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       Terms.  All terms used herein shall have the same meanings as in the Loan Agreement unless otherwise defined herein.

2.                                       Amendments.

(a)                                  The chart included in the definition of “Applicable Rate” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

APPLICABLE RATE

Debt/EBITDA	Eurodollar Spread	ABR Spread	Unused Fee
> 1.75x	1.000%	0%	0.200%
1.25x < x ≤ 1.75x	0.875%	0%	0.175%
≤ 1.25x	0.750%	0%	0.150%

(b)                                 Section 2.19 of the Loan Agreement is hereby amended by deleting the figure “$50,000,000” from the fourth line thereof and replacing it with the figure “$150,000,000”.

3.                                       Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Amendment:

3.1                                 Authorization.  The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.

3.2                                 Binding Obligation.  This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity.

3.3                                 No Legal Obstacle to Amendment.  The execution, delivery and performance of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

3.4                                 Incorporation of Certain Representations.  After giving effect to the terms of this Amendment, the representations and warranties set forth in Article III of the Loan Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

3.5                                 Default.  No Default or Event of Default under the Loan Agreement has occurred and is continuing.

4.                                       Conditions, Effectiveness.

4.1                                 Conditions.  This Amendment shall become effective as of the date first written above upon satisfaction of each of the following conditions:

(a)                                  The Administrative Agent shall have received a Consent of Lender in the form of Exhibit B executed by the Required Lenders.

(b)                                 The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A from each of the Guarantors.

(c)                                  The Borrower and the Administrative Agent shall have received incremental Commitments under Section 2.19 of the Loan Agreement for at least $75,000,000.

5.                                       Miscellaneous.

5.1                                 Effectiveness of the Loan Agreement and the Notes.  Except as hereby expressly amended, the Loan Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

5.2                                 Waivers.  This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Loan Agreement or under any agreement, contract, indenture, document or instrument mentioned

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therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

5.3                                 Counterparts.  This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4                                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of New York.

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IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	THE CHEESECAKE FACTORY INCORPORATED

By:
Name:
Title:

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

4

EXHIBIT A

to Amendment No. 1

to Loan Agreement

March 5, 2008

The Guarantors under the
hereinafter-described
Loan Agreement

Re:	The Cheesecake Factory Incorporated

Gentlemen:

Please refer to (1) the Loan Agreement, dated as of April 3, 2007 (the “Loan Agreement”), by and among The Cheesecake Factory Incorporated, a Delaware corporation (the “Borrower”), the various financial institutions parties thereto (collectively, the “Lenders”), and JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (2) the Guaranty dated April 3, 2007 from the addressees in favor of the Lenders and the Administrative Agent (the “Guaranty”).  Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Loan Agreement were amended.  We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

A-1

Acknowledged and Agreed to

as of the date hereof:

THE CHEESECAKE FACTORY

RESTAURANTS, INC.

By:
Name:
Title:

THE CHEESECAKE FACTORY BAKERY

INCORPORATED

By:
Name:
Title:

THE CHEESECAKE FACTORY ASSETS CO. LLC

By:
Name:
Title:

GRAND LUX CAFE, LLC

By:
Name:
Title:

A-2

EXHIBIT B

to Amendment No. 1

to Loan Agreement

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of April 3, 2007 among The Cheesecake Factory Incorporated, a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated: , 2008

[Name of Institution]

By:
Name:
Title:

B-1